--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 3, 2000

To Our Shareholders:

    We are pleased to submit to you our annual report for Cohen & Steers Equity Income Fund for the quarter and year ended December 31, 1999. The net asset values per share at that date were $9.03, $8.98, and $8.97 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $9.00. In addition, a distribution was declared for shareholders of record on December 15, 1999 and paid on December 16, 1999 to all four classes of shares. The distributions were as follows: Class A shares $0.21 per share ($0.17 regular plus a $0.04 special income distribution), Class B shares $0.17 per share, Class C shares $0.17 per share and Class I shares $0.24 per share ($0.17 regular plus a $0.07 special income distribution). The Fund did not make capital gains distributions in 1999.

1999 INVESTMENT REVIEW

    The equity income strategy produced the following results last year:

                                              4TH QUARTER*     1999*
                                              ------------     -----
NAREIT Equity REIT Index**..................      - 1.01%       - 4.62%
Class A shares..............................      - 2.67%       - 5.42%
Class B shares..............................      - 2.83%       - 5.98%
Class C shares..............................      - 2.84%       - 5.99%
Class I shares..............................      - 2.65%       - 5.12%

    The REIT bear market continued in earnest in 1999, and for only the second time in history, and the first time in 25 years, REITs recorded back-to-back years of negative returns. As is well known, this performance came in the face of continued strong real estate fundamentals, rising inflation expectations and historically attractive REIT valuations.

    The relative underperformance of the Fund for the year was primarily due to the allocation to both the Health Care sector and to fixed income investments. The Health Care sector was the poorest performing property sector in 1999 as these companies were buffeted by Medicare reforms that reduced the profitability of nursing homes, and overbuilding in the assisted living industry that has caused severe financial distress for their operators. Real estate fixed income investments, consisting primarily of preferred stocks of REITs, performed poorly as a result of a combination of real estate securities being out of favor, tax loss selling and higher interest rates. In

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
addition, sporadic leveraged buyout or merger transactions raised the specter of credit deterioration. Specifically, we believe our Health Care and fixed income investments will contribute significantly to the account's performance in the coming year during what we believe will be a general recovery in the overall REIT market.

    The best performing sectors in 1999 were Apartment and Office. Both were positively affected by the strong economy, exposure to the growth of the Internet and knowledge-based industries, and financial market discipline that constrained capital flows and new construction that might have led to overbuilding. In addition to the Health Care sector, the Hotel sector performed poorly due to the increasing level of new hotel construction. The Retail sector, of course, was adversely affected by investor fears about the growing threat of the Internet on real estate based shopping.

    What is perhaps most interesting about performance in 1999 is what investment themes did not work, despite widely held beliefs that certain valuation parameters and corporate policies would stem the tide of persistent investor selling. While so-called 'value' investors in general suffered during the year, in the REIT universe neither value nor growth styles of management provided better returns. Net asset values (NAV) per share failed to provide a floor to REIT share prices, and now most trade well below NAV. Current dividend yield also provided little or no support as share price declines produced an unprecedented number of double-digit dividend yields in the REIT universe. Share buy-backs, which totaled several $billion, and were widely heralded as both managements' strongest defense and their greatest investment opportunity, failed to do more than barely cushion the fall of REIT prices. And finally, increased merger and acquisition activity, nearly everyone's expected outcome of the bear market, not only failed to materialize, but in the few transactions that did take place, the premium paid for the acquired company was disappointingly modest.

INVESTMENT OUTLOOK

    As 2000 begins, little if anything has changed in the REIT investment environment. The economy continues to grow at a substantial pace and real estate fundamentals remain strong; we expect REIT earnings to grow by 8%, on average, this year, which is about in line with the projections for the S&P 500. REITs are generally very well capitalized and these companies are expected to again record strong dividend growth. The REIT modernization legislation passed in 1999 has broadened these companies' power to control their destinies due to their new ability, starting in 2001, to establish taxable subsidiary companies that can engage in previously prohibited services and related businesses. Nonetheless, REIT shares remain at record low valuations and investor sentiment continues to strongly favor high technology and Internet-related companies.

    In our opinion, REITs continue to suffer from the lack of cyclical tailwinds from which they benefited in the mid-1990's, and from investor fears that cyclical headwinds may be just around the corner, the result of either a slowing economy (thereby reducing demand) or a boom in new construction (increasing supply). Thus, to commit

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
to this sector one must be satisfied that neither of these are an issue or, if they are, that the stocks are cheap enough and have discounted these factors. While we are no better at predicting the economy than anyone else, it appears that there are very few impediments to continued economic growth, although perhaps not at the torrid pace of the past year. We also see ample evidence that the combination of enhanced real estate information flow and capital market discipline can be sufficient to control the amount of new construction in most property types and major regions of the country. As a result, we are not concerned that a supply/demand imbalance in the real estate market is about to develop. Consequently, due to the current level of REIT valuations, we also do not see a lot of risk in their share prices.

    The continued strength of the economy has justifiably caused fears of further interest rate increases this year, and many have suggested that this will be negative for real estate and REITs. This conclusion, however, may not be entirely correct and, again, recent experience is substantiating this. Again, using the supply and demand analogy, as long as interest rate increases do not choke off economic growth altogether, the demand side of the equation should stay intact. Importantly, real estate development is very sensitive to interest rates. Rising interest rates over the past year have already had the effect of slowing construction. We would expect that any additional rise in rates will further reduce development activity and nearly ensure limitations on new supply. This may also precipitate a rise in required current returns (capitalization rates) on both new development and property purchases and a concomitant decline in property values. This situation may be exactly what the decline in REIT share prices has been anticipating. Again, as long as the economy continues to grow, rental income and, therefore, REIT earnings should not be negatively affected. Thus, REIT share prices may hold up relatively well. Further, this may create a new buying opportunity for the REITs that have retained or can access capital. It is for this reason that we have advocated that companies marshal as much liquidity as possible, and have focused our investments on those that have done so.

    Within the context of the entire REIT universe, we expect a continuation of divergent trends between different property sectors and companies. Perhaps more so than recently, we believe that sector selection will play an increasingly important role in investment performance. We continue to like the Office sector, but favor urban locations. We still favor the Health Care sector based on early signs that the worst may be over for both the owners and operators of health care facilities. Similarly, we have begun to increase our weighting in the Hotel sector, as we see abatement in the growth of new hotel construction and continued strong demand for rooms, particularly in the urban, upscale segment. With an average current yield of over 13%, we believe, the account's preferred holdings offer an exceptional investment opportunity as they all possess strong fixed charge coverage. We are continuing to underweight the Retail sector due to a peaking of earnings momentum and the continued threat of the Internet with respect to retailers' sales and profit margins. Further, we are reducing or eliminating any holdings where managements have not adapted well to a capital constrained environment or have not adopted a business strategy that addresses the changed fundamental trends. The wholesale decline in REIT prices over the last two years has allowed the account to substantially upgrade its investment in companies with these characteristics, consistent with the account's goal of producing a high level of current income.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

    In our opinion, waiting for REITs to return to investor favor is not like waiting for bell-bottom pants and wide ties to come back into vogue. Real estate remains a large and essential, albeit changing, industry and REITs continue to be the prominent vehicle for investment. Our investment strategy remains focused on owning a broadly diversified portfolio of above average yielding real estate securities. In constructing the Fund's portfolio, we look for companies with high current income coupled with healthy dividend increases and predictable earnings growth. It is our view that 1999's performance, while disappointing, reflects the tail end of the REIT securities bear market. We are optimistic about the Fund's prospects and will continue to do our best to deliver rewarding returns.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

                              STEVEN R. BROWN
                              STEVEN R. BROWN
                              Portfolio Manager

---------------------------------------------------------------------
    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit
    our website for daily NAVs, portfolio information,
    performance information, recent news articles, literature
    and insights on the REIT market.
-----------------------------------------------------------------------

 * Without giving effect to sales loads or contingent deferred sales charges, if any. Standardized performance information is provided in the Performance Review following this letter.

** The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The Fund's investment adviser anticipates that the Fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    During the year, the Fund performed generally in line with its benchmark. Negatively affecting performance were the Fund's weightings in the Health Care sector and fixed income investments. The Health Care sector was the poorest performing property sector in 1999 as these companies were buffeted by Medicare reforms that reduced the profitability of nursing homes, and overbuilding in the assisted living industry that has caused severe financial distress for their operators. Real estate fixed income investments, consisting primarily of preferred stocks of REITs, performed poorly as a result of a combination of real estate securities being out of favor, tax loss selling and higher interest rates.

                    COHEN & STEERS INCOME FUND -- CLASS A

                         AVERAGE ANNUAL TOTAL RETURNS
                        FOR PERIODS ENDED DEC. 31, 1999
                       ----------------------------------
                                       SINCE INCEPTION
                         1 YEAR           (9/2/97)
                         ------        ----------------
Fund                     -5.42%            -3.26%
NAREIT Equity'D'         -4.62%            -5.77%
S&P 500                  21.04%            23.61%


                     GROWTH OF A $10,000 INVESTMENT
                            SINCE INCEPTION

                              9/2/97*  9/30/97  12/31/97  3/31/98  6/30/98  9/30/98  12/31/98  3/31/99  6/30/99  9/30/99  12/31/99
                              -------  -------  --------  ------  --------  -------  --------  -------  -------  -------  --------
COHEN & STEERS EQUITY INCOME
   FUND--CLASS A               9,550    10,799   10,912   10,853    10,351   9,222     8,858    8,407    9,296    8,433     8,285
NAREIT Equity REIT Index'D'   10,000    10,873   11,063   11,011    10,506   9,401     9,126    8,687    9,562    8,793     8,705
S&P 500'D'                    10,000    10,228   10,522   11,989    12,385  11,153    13,528   14,202   15,203   14,253    16,374

                  COHEN & STEERS EQUITY INCOME FUND -- CLASS B

                         AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED DEC. 31, 1999
                       ----------------------------------
                                       SINCE INCEPTION
                         1 YEAR           (1/15/98)
                         ------        ----------------
Fund                    -10.68%'DD'        -8.89%
NAREIT Equity'D'         -4.62%           -11.52%
S&P 500                  21.04%            26.64%

                     GROWTH OF A $10,000 INVESTMENT
                            SINCE INCEPTION

                             1/15/98** 3/31/98  6/30/98  9/30/98   12/31/98  3/31/99  6/30/99    9/30/99  12/31/99
                              -------  -------  -------- -------   --------  -------  --------   -------  --------
COHEN & STEERS EQUITY INCOME
   FUND--CLASS B              10,000    10,066    9,739   9,063     8,863    8,419      9,362     8,576     8,333
NAREIT Equity REIT Index'D'   10,000     9,953    9,497   8,498     8,250    7,852      8,644     7,949     7,869
S&P 500'D'                    10,000    11,625   12,009  10,814    13,117   13,770     14,741    13,820    15,876

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.


                  COHEN & STEERS EQUITY INCOME FUND -- CLASS C

                         AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED DEC. 31, 1999
                       ----------------------------------
                                       SINCE INCEPTION
                         1 YEAR           (1/14/98)
                         ------        ----------------
Fund                     -5.99%            -8.74%
NAREIT Equity'D'         -4.62%           -11.51%
S&P 500                  21.04%            26.12%

                     GROWTH OF A $10,000 INVESTMENT
                            SINCE INCEPTION

                            1/14/98**  3/31/98  6/30/98  9/30/98   12/31/98  3/31/99  6/30/99    9/30/99  12/31/99
                              -------  -------  -------- -------   --------  -------  --------   -------  --------
COHEN & STEERS EQUITY INCOME
   FUND--CLASS C              10,000    10,099    9,771   9,093     8,892    8,445      9,383     8,603     8,359
NAREIT Equity REIT Index'D'   10,000     9,953    9,497   8,498     8,250    7,852      8,644     7,949     7,869
S&P 500'D'                    10,000    11,538   11,919  10,733    13,019   13,667     14,631    13,716    15,757

                  COHEN & STEERS EQUITY INCOME FUND -- CLASS I

                         AVERAGE ANNUAL TOTAL RETURNS
                       FOR PERIODS ENDED DEC. 31, 1999
                       ----------------------------------
                                       SINCE INCEPTION
                         1 YEAR           (7/15/98)
                         ------        ----------------
Fund                     -5.12%           -10.07%
NAREIT Equity            -4.62%           -12.07%
S&P 500                  21.04%            18.10%

                     GROWTH OF A $10,000 INVESTMENT
                            SINCE INCEPTION

                             7/15/98**   9/30/98  12/31/98  3/31/99   6/30/99  9/30/99  12/31/99
                             --------    -------  --------  -------   -------  -------  --------
COHEN & STEERS EQUITY INCOME
   FUND--CLASS I              10,000     9,124    8,942   8,511     9,488    8,714      8,484
NAREIT Equity REIT Index'D'   10,000     8,948    8,687   8,268     9,102    8,370      8,285
S&P 500'D'                    10,000     8,687   10,537  11,062    11,842   11,102     12,754


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

   * Commencement of operations.

  ** Initial offering of shares.

 'D' The Comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT is comprised of 167 real estate investment trusts. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class' inception for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

 'DD' Return includes a deferred sales charge of 5%. Without the deferred sales charge, the total return would have been - 5.98%.



--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

                                                       NUMBER OF       VALUE        DIVIDEND
                                                         SHARES      (NOTE 1)        YIELD*
                                                       ----------   -----------   ------------
EQUITIES                                     94.62%
  COMMON STOCK                               84.94%
    APARTMENT/RESIDENTIAL                     7.69%
         Apartment Investment & Management
           Co. -- Class A...........................       16,900   $   672,831       6.28%
         Camden Property Trust......................       49,100     1,344,112       7.60
         Charles E. Smith Residential Realty........       20,700       732,263       6.22
         Home Properties of New York................       47,000     1,289,562       7.73
         Summit Properties..........................       47,100       841,913       9.34
                                                                    -----------
                                                                      4,880,681
                                                                    -----------
    HEALTH CARE                              12.99%
         ElderTrust.................................       67,200       411,600      19.59
         Health Care Property Investors.............      105,400     2,516,425      11.90
         Healthcare Realty Trust....................       78,400     1,225,000      13.95
         Nationwide Health Properties...............      169,700     2,333,375      13.09
         Omega Healthcare Investors.................       92,900     1,178,669      22.07
         **Ventas...................................      139,000       582,062         --
                                                                    -----------
                                                                      8,247,131
                                                                    -----------
    HOTEL                                     6.28%
         FelCor Lodging Trust.......................       98,300     1,720,250      12.57
         MeriStar Hospitality Corp..................      141,900     2,270,400      12.63
                                                                    -----------
                                                                      3,990,650
                                                                    -----------
    INDUSTRIAL                                7.57%
         First Industrial Realty Trust..............       93,700     2,570,894       9.04
         Pacific Gulf Properties....................      110,600     2,239,650       8.69
                                                                    -----------
                                                                      4,810,544
                                                                    -----------
    OFFICE                                   23.62%
         Arden Realty Group.........................      103,000     2,066,437       8.87
         Brandywine Realty Trust....................      155,200     2,541,400       9.53
         CarrAmerica Realty Corp....................       87,500     1,848,438       8.76
         Crescent Real Estate Equities Co...........       76,100     1,398,338      11.97
         Highwoods Properties.......................      107,800     2,506,350       9.55
         Mack-Cali Realty Corp......................      104,500     2,723,531       8.90
         SL Green Realty Corp.......................       88,000     1,914,000       6.11
                                                                    -----------
                                                                     14,998,494
                                                                    -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

                                                       NUMBER OF       VALUE        DIVIDEND
                                                         SHARES      (NOTE 1)        YIELD*
                                                       ----------   -----------   ------------
    OFFICE/INDUSTRIAL                         6.27%
         Liberty Property Trust.....................      113,400   $ 2,749,950       8.58%
         Prime Group Realty Trust...................       26,900       408,544       8.89
         Reckson Associates Realty Corp. -- Class
           B........................................       36,261       824,937       9.85
                                                                    -----------
                                                                      3,983,431
                                                                    -----------
    SHOPPING CENTER                          19.58%
      COMMUNITY CENTER                        7.64%
         Developers Diversified Realty Corp.........      137,100     1,765,163      10.87
         Pan Pacific Retail Properties..............      100,400     1,637,775       9.81
         Philips International Realty Corp..........       88,000     1,446,500       9.19
                                                                    -----------
                                                                      4,849,438
                                                                    -----------
      REGIONAL MALL                          11.94%
         JP Realty..................................      114,100     1,782,812      12.29
         Macerich Co................................      108,400     2,256,075       9.80
         Simon Property Group.......................       90,100     2,066,669       8.81
         Taubman Centers............................      137,200     1,474,900       9.12
                                                                    -----------
                                                                      7,580,456
                                                                    -----------
         TOTAL SHOPPING CENTER......................                 12,429,894
                                                                    -----------
    SPECIALTY                                 0.94%
         Entertainment Properties Trust.............       45,300       597,394      12.74
                                                                    -----------
             TOTAL COMMON STOCK (Identified
                cost -- $63,423,051)................                 53,938,219
                                                                    -----------
  PREFERRED STOCK                             9.68%
         Apartment Investment & Management Co.,
           9.00%, Series C..........................       52,000       887,250      13.19
         Apartment Investment & Management Co.,
           9.375%, Series G.........................       62,400     1,049,100      13.92
         Camden Property Trust, $2.25, Series A
           (Convertible)............................       56,600     1,269,962      10.03
         Crown American Realty Trust, 11.00%, Series
           A........................................        9,800       346,675      15.55
         Liberty Properties Trust, 8.80%, Series
           A........................................       25,700       501,150      11.28
         Prime Retail, 8.50%, Series B
           (Convertible)............................       14,100       166,556      18.03
         Reckson Associates Realty Corp., 7.625%,
           Series A (Convertible)...................       33,600       667,800       9.61
         SL Green Realty Corp., 8.00%, Series A
           (Convertible)............................       53,100     1,261,125       8.42
                                                                    -----------
             TOTAL PREFERRED STOCK (Identified
                cost -- $7,849,684).................                  6,149,618
                                                                    -----------
             TOTAL EQUITIES (Identified
                cost -- $71,272,735)................                 60,087,837
                                                                    -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

         #Macerich Co. 144A, Convertible, 7.25%, due
           12/15/02
                                                       PRINCIPAL       VALUE
                                                         AMOUNT      (NOTE 1)
                                                       ----------   -----------
CORPORATE BOND                                2.00%
           (Identified cost -- $1,243,666)..........   $1,520,000   $ 1,269,200
                                                                    -----------
  COMMERCIAL PAPER                            3.74%
         Leggett & Platt Corp., 4.25%, due 1/3/00
           (Identified cost -- $2,376,689)..........    2,377,250     2,376,689
                                                                    -----------
TOTAL INVESTMENTS (Identified
  cost -- $74,893,090) ..................... 100.36%                 63,733,726
LIABILITIES IN EXCESS OF OTHER ASSETS ......  (0.36)%                  (230,636)
                                             --------               -----------
NET ASSETS ................................. 100.00%                $63,503,090
                                             --------               -----------
                                             --------               -----------

---------

 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers LLP.

** Non-income producing security.

 # Security is restricted subject to rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
    Investments in securities, at value (Identified
       cost -- $74,893,090) (Note 1)........................  $63,733,726
    Dividends and interest receivable.......................      825,139
    Receivable for fund shares sold.........................      183,188
    Receivable for investment securities sold...............      133,527
    Unamortized organization costs and other assets (Note
       1)...................................................       66,298
                                                              -----------
         Total Assets.......................................   64,941,878
                                                              -----------
LIABILITIES:
    Payable for investment securities purchased.............      769,620
    Payable for fund shares redeemed........................      465,738
    Payable for distribution fees...........................       52,618
    Payable to investment adviser...........................       38,789
    Payable for shareholder service fees....................       24,599
    Payable to administrator................................        1,088
    Other liabilities.......................................       86,336
                                                              -----------
         Total Liabilities..................................    1,438,788
                                                              -----------
NET ASSETS..................................................  $63,503,090
                                                              -----------
                                                              -----------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $79,907,477
    Accumulated net realized loss on investments............   (5,245,023)
    Net unrealized depreciation on investments..............  (11,159,364)
                                                              -----------
                                                              $63,503,090
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 1999

CLASS A SHARES:
    NET ASSETS..............................................  $25,954,600
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................    2,874,064
                                                              -----------
    Net asset value and redemption value per share'D'.......  $      9.03
                                                              -----------
                                                              -----------
    Maximum offering price per share
       ($9.03[div]0.955)'DD'................................  $      9.46
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $15,139,498
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................    1,685,989
                                                              -----------
    Net asset value and offering price per share'D'.........  $      8.98
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $19,649,851
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................    2,190,934
                                                              -----------
    Net asset value and offering price per share'D'.........  $      8.97
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $ 2,759,141
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 4)..........................      306,433
                                                              -----------
    Net asset value, offering and redemption price per
       share................................................  $      9.00
                                                              -----------
                                                              -----------

---------

'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income (Note 1):
    Dividend income.........................................  $ 5,708,751
    Interest income.........................................      127,888
                                                              -----------
         Total Income.......................................    5,836,639
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      467,165
    Distribution fees -- Class A (Note 2)...................       72,346
    Distribution fees -- Class B (Note 2)...................       94,647
    Distribution fees -- Class C (Note 2)...................      138,445
    Shareholder servicing fees -- Class A (Note 2)..........       29,766
    Shareholder servicing fees -- Class B (Note 2)..........       31,549
    Shareholder servicing fees -- Class C (Note 2)..........       46,148
    Reports to shareholders.................................       97,325
    Professional fees.......................................       85,130
    Administration and transfer agent fees (Note 2).........       65,765
    Custodian fees and expenses.............................       18,644
    Registration and filing fees............................       48,095
    Directors' fees and expenses (Note 2)...................       33,005
    Amortization of organization expenses (Note 1)..........       24,291
    Miscellaneous...........................................       14,165
                                                              -----------
         Total Expenses.....................................    1,266,486
                                                              -----------
    Reduction of expenses (Note 5)..........................      (71,951)
                                                              -----------
         Net Expenses.......................................    1,194,535
                                                              -----------
Net Investment Income.......................................    4,642,104
                                                              -----------
Net Realized and Unrealized Loss on Investments:
    Net realized loss on investments........................   (3,922,609)
    Net change in unrealized depreciation on investments....   (5,152,246)
                                                              -----------
         Net realized and unrealized loss on investments....   (9,074,855)
                                                              -----------
Net Decrease in Net Assets Resulting from Operations........  $(4,432,751)
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE             FOR THE
                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 1999   DECEMBER 31, 1998*
                                                 -----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income.................     $ 4,642,104         $ 3,469,184
         Net realized loss on investments......      (3,922,609)         (3,215,018)
         Net change in unrealized
            appreciation/(depreciation) on
            investments........................      (5,152,246)         (7,042,185)
                                                    -----------         -----------
              Net decrease in net assets
                resulting from operations......      (4,432,751)         (6,788,019)
                                                    -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A..........................      (1,770,835)         (1,727,901)
              Class B..........................        (763,543)           (384,680)
              Class C..........................      (1,113,354)           (407,655)
              Class I..........................        (119,317)             (7,540)
         Tax return of capital:
              Class A..........................        (362,892)           (779,461)
              Class B..........................        (156,256)           (172,568)
              Class C..........................        (228,696)           (178,553)
              Class I..........................         (23,720)             (3,383)
                                                    -----------         -----------
                   Total dividends and
                     distributions to
                     shareholders..............      (4,538,613)         (3,661,741)
                                                    -----------         -----------
    Capital Stock Transactions (Note 4):
         Increase in net assets from Fund share
            transactions.......................      17,336,362          30,966,307
                                                    -----------         -----------
              Total increase in net assets.....       8,364,998          20,516,547
    Net Assets:
         Beginning of year.....................      55,138,092          34,621,545
                                                    -----------         -----------
         End of year...........................     $63,503,090         $55,138,092
                                                    -----------         -----------
                                                    -----------         -----------

---------
* Initial offering of Class B, Class C and Class I shares began on January 15, 1998, January 14, 1998 and July 15, 1998, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                            CLASS A                               CLASS B
                                               ----------------------------------       ---------------------------
                                                                       FOR THE
                                                                        PERIOD                           FOR THE
                                                 FOR THE YEAR        SEPTEMBER 2,                         PERIOD
                                                     ENDED             1997'D'            FOR THE      JANUARY 15*
                                                 DECEMBER 31,          THROUGH           YEAR ENDED      THROUGH
                                               -----------------     DECEMBER 31,       DECEMBER 31,   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                1999      1998           1997               1999           1998
--------------------------------                ----      ----           ----               ----           ----
Net asset value, beginning of period.........  $10.31    $ 12.32        $11.46             $10.27        $ 12.35
                                               ------    -------        ------             ------        -------
Income from investment operations:
    Net investment income....................    0.76       0.73          0.25               0.68           0.64
    Net realized and unrealized gain/(loss)
      on investments.........................   (1.32)     (2.00)         0.83              (1.29)         (2.01)
                                               ------    -------        ------             ------        -------
        Total from investment operations.....   (0.56)     (1.27)         1.08              (0.61)         (1.37)
                                               ------    -------        ------             ------        -------
Less dividends and distributions to
  shareholders from:
    Net investment income....................   (0.60)     (0.51)        (0.17)             (0.56)         (0.49)
    Net realized gain on investments.........      --         --         (0.03)                --             --
    Tax return of capital....................   (0.12)     (0.23)        (0.02)             (0.12)         (0.22)
                                               ------    -------        ------             ------        -------
        Total dividends and distributions to
          shareholders.......................   (0.72)     (0.74)        (0.22)             (0.68)         (0.71)
                                               ------    -------        ------             ------        -------
Net asset value, end of period...............  $ 9.03    $ 10.31        $12.32             $ 8.98        $ 10.27
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
------------------------------------------------------------------------------------------------------------------------
Total investment return......................  - 5.42%   - 10.56%(1)      9.46%(1)(2)      - 5.98%       - 11.37%(1)(2)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
-----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)....    $ 26.0    $  31.6        $ 34.6          $    15.1     $     10.1
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
    Ratios of expenses to average daily net
      assets (before expense reduction)......    1.70%      1.92%         3.49%(3)           2.40%          2.60%(3)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
    Ratios of expenses to average daily net
      assets (net of expense reduction)......    1.60%      1.49%         1.50%(3)           2.26%          2.15%(3)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
    Ratios of net investment income to
      average daily net assets (before
      expense reduction).....................    7.50%      5.89%         9.47%(3)           7.09%          5.99%(3)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
    Ratios of net investment income to
      average daily net assets (net of
      expense reduction).....................    7.60%      6.32%        11.46%(3)           7.23%          6.44%(3)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------
    Portfolio turnover rate..................   62.51%     96.47%        87.20%(2)          62.51%         96.47%(2)
                                               ------    -------        ------             ------        -------
                                               ------    -------        ------             ------        -------

---------
'D' Commencement of operations.
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                       CLASS C                           CLASS I
                                             ---------------------------       ---------------------------
                                                              FOR THE                           FOR THE
                                                               PERIOD                            PERIOD
                                               FOR THE      JANUARY 14*          FOR THE        JULY 15*
                                              YEAR ENDED      THROUGH           YEAR ENDED      THROUGH
                                             DECEMBER 31,   DECEMBER 31,       DECEMBER 31,   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:                 1999           1998               1999           1998
--------------------------------                 ----           ----               ----           ----
Net asset value, beginning of period.......     $10.26        $ 12.31             $10.28        $ 11.99
                                                ------        -------             ------        -------
Income from investment operations:
    Net investment income..................       0.68           0.64               0.72           0.35
    Net realized and unrealized gain/(loss)
      on investments.......................      (1.29)         (1.97)             (1.25)         (1.62)
                                                ------        -------             ------        -------
        Total from investment operations...      (0.61)         (1.33)             (0.53)         (1.27)
                                                ------        -------             ------        -------
Less dividends and distributions to
  shareholders from:
    Net investment income..................      (0.56)         (0.49)             (0.62)         (0.20)
    Net realized gain on investments.......         --             --                 --             --
    Tax return of capital..................      (0.12)         (0.23)             (0.13)         (0.24)
                                                ------        -------             ------        -------
        Total dividends and distributions
          to shareholders..................      (0.68)         (0.72)             (0.75)         (0.44)
                                                ------        -------             ------        -------
Net asset value, end of period.............     $ 8.97        $ 10.26             $ 9.00        $ 10.28
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
--------------------------------------------------------------------------------------------------------------
Total investment return....................     - 5.99%       - 11.08%(1)(2)      - 5.12%       - 10.59%(1)(2)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
--------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)....     $ 19.6        $  13.2             $  2.8        $   0.3
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
    Ratios of expenses to average daily net
      assets (before expense reduction)....       2.39%          2.59%(3)           1.34%          1.54%(3)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
    Ratios of expenses to average daily
      net assets (net of expense
      reduction)...........................       2.25%          2.15%(3)           1.26%          1.16%(3)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
    Ratios of net investment income to
      average daily net assets (before
      expense reduction)...................       7.09%          6.13%(3)           9.13%          7.48%(3)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
    Ratios of net investment income to
      average daily net assets (net of
      expense reduction)...................       7.23%          6.57%(3)           9.21%          7.86%(3)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------
    Portfolio turnover rate................      62.51%         96.47%(2)          62.51%         96.47%(2)
                                                ------        -------             ------        -------
                                                ------        -------             ------        -------

---------
'D' Commencement of operations.
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
    Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.
    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. As a result the Fund had a return of capital of $771,564 for the year ended December 31, 1999, which has been deducted from paid-in capital. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1999, the Fund decreased undistributed net investment income and decreased accumulated net realized loss on investments sold by $875,055. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999, the Fund had capital loss carryforwards of $22,652, $2,702,036 and $3,024,225 expiring in 2005, 2006 and 2007, respectively.

    Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the year ended December 31, 1999, the Fund amortized $24,291 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly Management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 1999, the Fund incurred $467,165 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


average daily net assets. For the year ended December 31, 1999, the Fund has paid the Adviser $12,458 in fees under this administrative agreement.

    In addition, Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Fund. Chase receives a monthly sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.

    Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.

    The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the year ended December 31, 1999, the Fund has paid $305,438 in fees under the Plan.

    Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the year ended December 31, 1999, the Fund paid $107,463 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the year ended December 31, 1999, fees and related expenses accrued for non-affiliated directors totaled $33,005.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 1999 totaled $54,483,665 and $37,560,862, respectively.

    At December 31, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost....................................  $ 74,389,201
                                                    ------------
Gross unrealized appreciation.....................  $  1,277,956
Gross unrealized depreciation.....................  $(11,933,431)
                                                    ------------
Net unrealized depreciation.......................  $(10,655,475)
                                                    ------------
                                                    ------------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                     FOR THE
                                     YEAR ENDED                  YEAR ENDED
                                  DECEMBER 31, 1999           DECEMBER 31, 1998
                              -------------------------   -------------------------
                                SHARES        AMOUNT        SHARES        AMOUNT
                              ----------   ------------   ----------   ------------
CLASS A:
Sold.......................    1,210,998   $ 11,853,588    2,253,885   $ 26,810,260
Issued as reinvestment of
  dividends................       76,115        704,671       84,674        960,259
Redeemed...................   (1,476,937)   (14,412,028)  (2,085,114)   (23,575,022)
                              ----------   ------------   ----------   ------------
Net increase/(decrease)....     (189,824)  $ (1,853,769)     253,445   $  4,195,497
                              ----------   ------------   ----------   ------------
                              ----------   ------------   ----------   ------------

                                                            FOR THE PERIOD
                                      FOR THE              JANUARY 15, 1998*
                                     YEAR ENDED                 THROUGH
                                 DECEMBER 31, 1999         DECEMBER 31, 1998
                               ----------------------   -----------------------
                                SHARES      AMOUNT       SHARES       AMOUNT
                               --------   -----------   ---------   -----------
CLASS B:
Sold.........................   931,596   $ 9,074,475   1,078,288   $12,729,525
Issued as reinvestment of
  dividends..................     7,295        67,734       9,109       102,701
Redeemed.....................  (237,413)   (2,272,888)   (102,886)   (1,076,867)
                               --------   -----------   ---------   -----------
Net increase.................   701,478   $ 6,869,321     984,511   $11,755,359
                               --------   -----------   ---------   -----------
                               --------   -----------   ---------   -----------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                             FOR THE PERIOD
                                       FOR THE              JANUARY 14, 1998*
                                     YEAR ENDED                  THROUGH
                                  DECEMBER 31, 1999         DECEMBER 31, 1998
                               -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   -----------   ---------   -----------
CLASS C:
Sold.........................  1,864,885   $18,374,227   1,425,149   $16,222,303
Issued as reinvestment of
  dividends..................     14,281       132,084       9,712       109,331
Redeemed.....................   (970,251)   (8,987,021)   (152,842)   (1,632,255)
                               ---------   -----------   ---------   -----------
Net increase.................    908,915   $ 9,519,290   1,282,019   $14,699,379
                               ---------   -----------   ---------   -----------
                               ---------   -----------   ---------   -----------

                                                             FOR THE PERIOD
                                         FOR THE             JULY 15, 1998*
                                        YEAR ENDED              THROUGH
                                    DECEMNBER 31, 1999     DECEMBER 31, 1998
                                   --------------------   --------------------
                                   SHARES      AMOUNT     SHARES       AMOUNT
                                   -------   ----------   ------      --------
CLASS I:
Sold.............................  304,835   $3,051,047   26,796      $308,430
Issued as reinvestment of
  dividends......................    2,989       27,276      959         9,946
Redeemed.........................  (28,923)    (276,803)    (223)       (2,304)
                                   -------   ----------   ------      --------
Net increase.....................  278,901   $2,801,520   27,532      $316,072
                                   -------   ----------   ------      --------
                                   -------   ----------   ------      --------

---------

* Initial offering of shares.

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $71,951 under this arrangement.

NOTE 6. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $200,000,000. The loan, if used, will be collateralized by the Fund's portfolio. During the year ended December 31, 1999, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Cohen & Steers Equity Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from September 2, 1997 (commencement of operations) to December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 3, 2000

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       22

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


[COHEN & STEERS LOGO]

    ANNUAL REPORT
 DECEMBER 31, 1999


                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as .......................'D'
The double dagger symbol shall be expressed as............... 'DD'
The division sign shall be expressed as .....................[div]